UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2014

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 12, 2014, RAIT Financial Trust’s ("RAIT") subsidiary, RAIT CMBS Conduit II, LLC ("RAIT CMBS Conduit II"), and Barclays Bank PLC ("Barclays") entered into a Third Amendment (the "Barclays Third MRA Amendment") to the previously disclosed Master Repurchase Agreement dated as of November 23, 2011 between RAIT CMBS Conduit II and Barclays, as amended (the "Barclays MRA"). The Barclays Third MRA Amendment extended the termination date of the Barclays MRA to the earlier of November 18, 2015, subject to extension in accordance with the terms of the Barclays MRA, and the date of the occurrence of an event of default thereunder. In addition, on December 12, 2014, RAIT and Barclays entered into the Second Amendment (the "Barclays Second Guaranty Amendment") to the previously disclosed Guaranty (the "Barclays Guaranty") dated as of November 23, 2011, as amended whereby RAIT guaranteed the obligations of RAIT CMBS Conduit II under the Barclays MRA for the benefit of Barclays. The Barclays Second Guaranty Amendment amends the financial covenants binding RAIT in the Barclays Guaranty. Both the Barclays Third MRA Amendment and the Barclays Second Guaranty Amendment provided that they were effective as of November 19, 2014.

On December 12, 2014, RAIT and Citibank, N.A. ("Citibank") entered into the First Amendment (the "Citibank First Guaranty Amendment") to the previously disclosed Amended and Restated Guaranty (the "Citibank Guaranty") dated as of July 28, 2014 whereby RAIT guaranteed the obligations of its subsidiaries, RAIT CMBS Conduit I, LLC ("RAIT CMBS Conduit I") and RAIT CRE Conduit III, LLC ("RAIT CRE Conduit III"), for the benefit of Citibank under the previously disclosed Amended and Restated Master Repurchase Agreement dated as of July 28, 2014 among RAIT CMBS Conduit I, RAIT CRE Conduit III, each as sellers, and Citibank, as buyer. The Citibank First Guaranty Amendment amends the financial covenants binding RAIT in the Citibank Guaranty.

The summaries in this report of any of the documents referenced in Item 9.01(d) below and filed as exhibits hereto do not purport to be complete and are qualified in their entirety by reference to the full text of such documents which are incorporated herein by reference. All of the exhibits hereto have been filed solely to provide information regarding their respective terms. Such exhibits may contain representations and warranties that the parties thereto made solely for the benefit of the other parties. In addition, such representations and warranties (i) may have been qualified by confidential disclosures made to the other party in connection with such document, (ii) may be subject to a materiality standard which may differ from what may be viewed as material by investors, (iii) were made only as of the date of such documents or such other date as is specified therein and (iv) may have been included in such documents for the purpose of allocating risk between or among the parties thereto rather than establishing matters as facts.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

December 18, 2014	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Third Amendment dated December 12, 2014 but effective as of November 19, 2014 to Master Repurchase Agreement dated as of November 23, 2011, as amended, between Barclays Bank PLC, as purchaser, and RAIT CMBS Conduit II, LLC, as seller.
10.2	Second Amendment dated December 12, 2014 but effective as of November 19, 2014 to the Guaranty dated as of November 23, 2011, as amended, made by RAIT Financial Trust, as guarantor, in favor of Barclays Bank PLC.
10.3	First Amendment dated December 12, 2014 to the Amended and Restated Guaranty dated as of July 28, 2014 made by RAIT Financial Trust, as guarantor, in favor of Citibank, N.A.